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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Multi-Media Tutorial Services, Inc. (the "Registrant") on Form 10-QSB for the period ended May 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barry Reichman, the Chief Executive Officer and Chief Financial Officer, of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: July 23, 2007                       /s/ BARRY REICHMAN
                                          --------------------------------------
                                          Barry Reichman

                                          Chief Executive Officer and Chief
                                          Financial Officer of Multi-Media
                                          Tutorial Services, Inc.
                                          (Principal Executive and Accounting
                                          Officer)